AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
		N/A	1	2
2. AMENDMENT/MODIFICATION NO Modification 0002	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO OS71451	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (If other than Item 6) CODE	N/A
DHHS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X )	9A. AMENDMENT OF SOLICITATION NO.

SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065		9B. DATED (SEE ITEM 11)
		X	10A.MODIFICATION OF CONTRACT/ ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13)
CODE N/A	FACILITY CODE N/A	5/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A Appr. Yr. 2011 CAN: 1992002 Object Class: 25106
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(Y)		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes – Cost Reimbursement, Alternate I (Apr 1984)
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [] is not, [X] is required to sign this document and return _1_ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: The purpose of this modification is to 1. Modify Section H.14 Key Personnel and replace Leslie Stonebraker with Matt Reeves as the Head of Supply Chain Management. 2. Modify CLIN 0007 adding funding to support Final Drug Product (FDP) process validation activities as outlined in section C.2. of the Statement of Objectives (SOO).

See continuation sheet.

FUNDS ALLOTED PRIOR TO MOD #2 $432,885,825.00
FUNDS ALLOTTED WITH MOD #2 $ 2,581,395.00
TOTAL FUNDS ALLOTED TO DATE $435,467,220.00 (Changed)
EXPIRATION DATE: May 12, 2016 (Unchanged)
CONTRACT FUNDED THROUGH: May 12, 2016 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby Chief Scientific Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Darrick A. Early, Contracting Officer DHHS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 28 Sep 2011	16B. UNITED STATES OF AMERICA BY /s/ Darrick A. Early (Signature of Contracting Officer)	16C. DATE SIGNED 28 Sep 2011
NSN 7540-01-152-8070    OMB No. 0990—0115 STANDARD FORM 30 (REV. 10-83)

Contract No. HHSO100201100001C Modification No.2	Continuation Sheet	Page 2 of 2

The Price Schedule for contract HHSO100201100001C is revised as follows.

1.
In support of activities in § C. Statement of Objective, paragraph C.2.and C.4 funds in the amount of [redacted] are being added to Contract Line Item Number (CLIN) 0007. Therefore CLIN 0007 “Estimated Cost” is increased by [redacted] and “Fee” is increased by [redacted]. The Total Cost Plus Fixed Fee for CLIN 0007 is now increased from [redacted] to [redacted].

CLIN 0007 is revised from:

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
7	CPFF	Supportive Studies (Clinical/Non-Clinical) to include, but not limited to stability, non-clinical, and clinical studies as described in Sections C.2,and C.4)	[redacted]	[redacted]	[redacted]

To:

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
7	CPFF	Supportive Studies (Clinical/Non-Clinical) to include, but not limited to stability, non-clinical, and clinical studies as described in Sections C.2,and C.4)	[redacted]	[redacted]	[redacted]

All other terms and conditions of contract HHSO100201100001C remain unchanged.

END OF MODIFICATION 2 TO HHSO100201100001C